UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 30, 2002



                               IMMUNOMEDICS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                  0-12104                  61-1009366
     (State or other             (Commission               (IRS Employer
     jurisdiction of             File Number)            Identification No.)
      incorporation)



     300  American Road,  Morris Plains,  New Jersey            07950
        (Address of principalexecutive offices)               (zip code)


       Registrant's telephone number, including area code: (973) 605-8200


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.


(c)      Exhibits

          99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), dated September 30, 2002.

Item 9.  Regulation FD Disclosure

     On September 30, 2002, the Registrant filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2002 with the Securities and Exchange Commission. In connection with the filing of the Form 10-K, attached hereto as an exhibit are certifications of the Registrant's Chief Executive Officer and Chief Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. These certifications are being furnished herewith solely to accompany the Form 10-K, pursuant to 18 U.S.C. Section 1350, are not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certifications, regardless of any general or specific incorporation language in any such filing.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IMMUNOMEDICS, INC.




     Date:  September 30, 2002              /s/ CYNTHIA L. SULLIVAN
                                           ------------------------------
                                           Cynthia L. Sullivan
                                           President and Chief Executive Officer



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


                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------
99.1 Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), dated September 30, 2002.




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
                                                                    Exhibit 99.1

                                  Certification
     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (Subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Immunomedics, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Form 10-K for the year ended June 30, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   September 30, 2002      /s/ Cynthia L. Sullivan
                                 ----------------------------------------
                                    Cynthia L. Sullivan
                                    President and Chief Executive Officer


Dated:   September 30, 2002      /s/ Gerard G. Gorman
                                 ----------------------------------------
                                    Gerard G. Gorman
                                    Vice President, Finance and
                                    Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of a separate disclosure document.


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